EXHIBIT 10.21

swissfirst
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swissfirst Bank AG

                               OTC Contract Note
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Buyer:                           swissfirst Bank AG
                                 Herrn T. Maag
                                 Fax 01 204 81 81

Seller:                          Roche Holdings, Inc.
                                 Mr. Marcel F. Kohler

Number of Contracts:             250,000

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      11, February 2002

Value Date:                      14, February 2002

Expiration Date:                 15, November 2002

Strike Price:                    USD 80

Price Per Option:                USD 12.92

Total Premium:                   USD 3,320,000

Total Underlying Value:          USD 20,000,000

Payment Instructions             swissfirst Bank AG. for account Nr. 3671_0

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To be transmitted by telefax to swissfirst Bank AG:
Telefax Number +4441-1-204 81 81
Acknowledged by:  Roche Holdings, Inc.